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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                  FIRST METLIFE INVESTORS SEPARATE ACCOUNT ONE

                       SUPPLEMENT DATED APRIL 11, 2011 TO
                 PROSPECTUS DATED MAY 1, 2010 (AS SUPPLEMENTED)

This supplement applies to Marquis Portfolios variable annuity contracts issued by First MetLife Investors Insurance Company ("we", "us", or "our"). This supplement describes changes to the Guaranteed Minimum Income Benefit Plus III ("GMIB Plus III") that will be effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on or after May 2, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE GMIB PLUS III RIDER, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON APRIL 29, 2011.

This supplement provides information in addition to that contained in the prospectus dated May 1, 2010 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for a future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

CHANGES FOR THE GMIB PLUS III RIDER

For contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on or after May 2, 2011, the following changes will apply to the GMIB Plus III rider:

1.   Rider Charges. If you select the GMIB Plus III rider, we will assess a
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     charge during the accumulation phase equal to 1.15% of the income base at the time the rider charge is assessed prior to any Optional Step-Up. If your income base is increased due to an Optional Step-Up, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%), or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Optional Step-Up.

2.   Annual Increase Amount. The Annual Increase Amount is limited to a maximum
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     of 350% of your purchase payments or, if greater, 350% of the Annual
     Increase Amount as increased by the most recent Optional Step-Up.

3.   GMIB Annuity Table and Payout Rates.
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     .    The GMIB Annuity Table specified in your contract will be calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex, and the annuity option you select. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

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     .    The GMIB Plus III payout rates are enhanced under the following circumstances. If:

          .    the contract was issued on or after your 57th birthday;

          .    you begin withdrawals on or after your 62nd birthday;

          . your account value is fully withdrawn or decreases to zero at or after your 62nd birthday and there remains an income base; and

          . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

          then the annual annuity payments under the GMIB Plus III rider will equal or exceed 5% of the income base (calculated on the date the payments are determined).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:

MetLife Investors Distribution Company                   Telephone: 800-842-9325
5 Park Plaza, Suite 1900, Irvine, CA 92614


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